UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

BARNES GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
[X]	No fee required
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123 MAIN STREET
BRISTOL, CT 06010

D67887-P68948-Z82015

Your Vote Counts! BARNES GROUP INC. 2022 Annual Meeting Vote by May 5, 2022 11:59 PM Eastern Time

You invested in BARNES GROUP INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 6, 2022.

Get informed before you vote
View the Notice and Proxy Statement and 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person or Virtually at the Meeting* May 6, 2022 11:00 AM Eastern Time
The Double Tree by Hilton in Bristol CT 06010 www.virtualshareholdermeeting.com/B2022

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors Nominees:
1a.	Thomas O. Barnes	For
1b.	Elijah K. Barnes	For
1c.	Patrick J. Dempsey	For
1d.	Jakki L. Haussler	For
1e.	Richard J. Hipple	For
1f.	Thomas J. Hook	For
1g.	Daphne E. Jones	For
1h	Mylle H. Mangum	For
1i.	Hans-Peter Männer	For
1j.	Anthony V. Nicolosi	For
1k.	JoAnna L. Sohovich	For
2.	Advisory vote for the resolution to approve the Company’s executive compensation.	For
3.	Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2022.	For
NOTE: To transact such other business that may properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D67888-P68948-Z82015